CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES AND COMMITMENTS
CONTINGENCIES AND COMMITMENTS
Commitments and Letters of Credit
As of December 31, 2017, we had the following commitments outstanding:

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We have various contracts for the use of information technology hardware and software that we use in the normal course of business. Our aggregate commitments under these contracts were $25 million, of which we expect $15 million, $5 million, $2 million, $1 million, $1 million and $1 million will be paid in 2018, 2019, 2020, 2021, 2022 and thereafter, respectively.

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We have a commitment to purchase an operating property located in New York, New York for $170 million, of which $7 million is attributed to a related capital lease arrangement and recorded in Debt. We expect to acquire the units in the property, in their current form, over time, and we expect to make payments for these units of $108 million and $62 million in 2019 and 2020, respectively. We currently manage this property, which we have rebranded as Marriott Vacation Club Pulse, New York City. See Footnote 14 “Variable Interest Entities” for additional information on this transaction and our activities relating to the variable interest entity involved in this transaction.

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We have a commitment to purchase 88 vacation ownership units located in Bali, Indonesia for use in our Asia Pacific segment, contingent upon completion of construction to agreed-upon standards within specified timeframes. As of December 31, 2017, we expected to complete the acquisition in 2019 and to make payments with respect to these units when specific construction milestones were completed, as follows: $14 million in 2018 and $25 million in 2019. During the first quarter of 2018, we amended the terms of this commitment and, as a result, we expect to make payments of $6 million in 2018, $31 million in 2019 and $2 million in 2020.

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We have a remaining commitment to purchase vacation ownership units located at our resort in Marco Island, Florida for $108 million, which we expect will be paid as follows: $24 million in 2018 and $84 million in 2019. See Footnote 6 “Acquisitions and Dispositions” for additional information on this transaction and Footnote 14 “Variable Interest Entities” for additional information on our activities relating to the variable interest involved in this transaction.

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During the first quarter of 2018, we assigned a commitment to purchase an operating property located in San Francisco, California, that we had as of December 31, 2017, to a third-party developer in a capital efficient inventory arrangement. We expect to acquire the operating property in 2020 and to pay the purchase price of $164 million as follows: $100 million in 2020 and $64 million in 2021. We are required to purchase the operating property from the third-party developer unless it has been sold to another party. The operating property is held by a variable interest entity for which we are not the primary beneficiary as we cannot prevent the variable interest entity from selling the operating property at a higher price. Accordingly, we will not consolidate the variable interest entity.

Surety bonds issued as of December 31, 2017 totaled $35 million, the majority of which were requested by federal, state or local governments in connection with our operations.
Additionally, as of December 31, 2017, we had $5 million of letters of credit outstanding under our $250 million revolving credit facility (the “Revolving Corporate Credit Facility”).
Loss Contingencies
In April 2013, Krishna and Sherrie Narayan and other owners of 12 residential units (owners of two of which subsequently agreed to release their claims) at the resort formerly known as The Ritz-Carlton Club & Residences, Kapalua Bay (“Kapalua Bay”) filed an amended complaint in Circuit Court for Maui County, Hawaii against us, certain of our subsidiaries, Marriott International, certain of its subsidiaries, and the joint venture in which we have an equity investment that developed and marketed vacation ownership and residential products at Kapalua Bay (the “Joint Venture”). In the original complaint, the plaintiffs alleged that defendants mismanaged funds of the residential owners association (the “Kapalua Bay Association”), created a conflict of interest by permitting their employees to serve on the Kapalua Bay Association’s board, and failed to disclose documents to which the plaintiffs were allegedly entitled. The amended complaint alleges breach of fiduciary duty, violations of the Hawaii Unfair and Deceptive Trade Practices Act and the Hawaii condominium statute, intentional misrepresentation and concealment, unjust enrichment and civil conspiracy. The relief sought in the amended complaint includes injunctive relief, repayment of all sums paid to us and our subsidiaries and Marriott International and its subsidiaries, compensatory and punitive damages, and treble damages under the Hawaii Unfair and Deceptive Trade Practices Act. We filed a motion in the Circuit Court to compel arbitration of plaintiffs’ claims. That motion was denied, but on appeal the Hawaii Intermediate Court of Appeals reversed. The Hawaii Supreme Court reversed the decision of the Intermediate Court of Appeals and reinstated the action in Circuit Court, which set the case for trial. We filed a petition with the United States Supreme Court seeking review of the Hawaii Supreme Court’s decision. In January 2016, the U.S. Supreme Court issued an order vacating the Hawaii Supreme Court’s decision and remanding the case with instructions to reconsider its ruling in light of a U.S. Supreme Court decision reiterating the obligation of courts to enforce arbitration agreements. In July 2017, the Hawaii Supreme Court issued a decision reaffirming its prior ruling and remanding the case to the Circuit Court for trial. In November 2017, we filed a petition with the U.S. Supreme Court seeking review of the Hawaii Supreme Court’s July 2017 decision, which the U.S. Supreme Court denied in February 2018. We dispute the material allegations in the amended complaint and continue to defend against the action vigorously. Given the inherent uncertainties of litigation, we cannot estimate a range of the potential liability, if any, at this time.
In June 2013, Earl C. and Patricia A. Charles, owners of a fractional interest at Kapalua Bay, together with owners of 38 other fractional interests (owners of two of which subsequently agreed to release their claims) at Kapalua Bay, filed an amended complaint in the Circuit Court of the Second Circuit for the State of Hawaii against us, certain of our subsidiaries, Marriott International, certain of its subsidiaries, the Joint Venture, and other entities that have equity investments in the Joint Venture. The plaintiffs allege that the defendants failed to disclose the financial condition of the Joint Venture and the commitment of the defendants to the Joint Venture, and that defendants’ actions constituted fraud and violated the Hawaii Unfair and Deceptive Trade Practices Act, the Hawaii Condominium Property Act and the Hawaii Time Sharing Plans statute. The relief sought includes compensatory and punitive damages, attorneys’ fees, pre-judgment interest, declaratory relief, rescission and treble damages under the Hawaii Unfair and Deceptive Trade Practices Act. The complaint was subsequently further amended to add owners of two additional fractional interests as plaintiffs. The Circuit Court granted our motion to compel arbitration of the claims asserted by the plaintiffs. Plaintiffs appealed that decision to the Hawaii Intermediate Court of Appeals and also initiated arbitration. In July 2015, the Intermediate Court of Appeals reversed the decision of the Circuit Court and directed that the action be reinstated in the Circuit Court, based on the Hawaii Supreme Court’s decision in the Narayan case discussed above. In October 2017, following the August 2017 action of the Hawaii Supreme Court in the Narayan case, the Circuit Court set the Charles case for trial beginning in January 2019. In December 2017, we filed a motion with the Circuit Court to compel arbitration, which the Circuit Court denied in February 2018. We dispute the material allegations in the amended complaint and continue to defend against the action vigorously. Given the inherent uncertainties of litigation, we cannot estimate a range of the potential liability, if any, at this time.
In May 2015, we and certain of our subsidiaries were named as defendants in an action filed in the Superior Court of San Francisco County, California, by William and Sharon Petrick and certain other present and former owners of 69 fractional interests at the RCC San Francisco. The plaintiffs allege that the affiliation of the RCC San Francisco with our points-based Marriott Vacation Club Destinations (“MVCD”) program, certain alleged sales practices, and other acts we and the other defendants allegedly took caused an actionable decrease in the value of their fractional interests. The relief sought includes, among other things, compensatory and punitive damages, rescission, and pre- and post-judgment interest. Plaintiffs filed an amended complaint in April 2016. We filed a motion to dismiss, which the Court granted in part and denied in part in September 2017. The Court also granted leave to plaintiffs to file a second amended complaint, which plaintiffs filed in October 2017. In November 2017, we filed a motion to dismiss the second amended complaint. In February 2018, the Court granted our motion to dismiss and dismissed with prejudice plaintiffs’ claims regarding the existence of a fiduciary duty and breach of that duty. The Court also dismissed plaintiffs’ fraud claims but permitted plaintiffs to reassert those claims no later than March 10, 2018. We dispute the plaintiffs’ material allegations and continue to defend against the action vigorously. Given the early stages of the action and the inherent uncertainties of litigation, we cannot estimate a range of the potential liability, if any, at this time.
In March 2017, RCHFU, L.L.C. and other owners of 232 fractional interests at The Ritz-Carlton Club, Aspen Highlands (“RCC Aspen Highlands”) served an amended complaint in an action pending in the court against us, certain of our subsidiaries, and other third party defendants. The U.S. District Court for the District of Colorado has ordered that no further amendments will be permitted. The amended complaint alleges that the plaintiffs’ fractional interests were devalued by the affiliation of RCC Aspen Highlands and other Ritz-Carlton Clubs with our points-based MVCD program. The relief sought includes, among other things, unspecified damages, pre- and post-judgment interest, and attorneys’ fees. We filed a motion to dismiss the amended complaint, which remains pending. In February 2018, plaintiffs filed a motion seeking to add a claim for punitive damages to their complaint. We dispute the plaintiffs’ material allegations and continue to defend against the action vigorously. Given the early stages of the action and the inherent uncertainties of litigation, we cannot estimate a range of the potential liability, if any, at this time.
In May 2016, we, certain of our subsidiaries, and certain third parties were named as defendants in an action filed in the U.S. District Court for the Middle District of Florida by Anthony and Beth Lennen. The case is filed as a putative class action; the plaintiffs seek to represent a class consisting of themselves and all other purchasers of MVCD points, from inception of the MVCD program in June 2010 to the present, as well as all individuals who own or have owned weeks in any resorts for which weeks have been added to the MVCD program. Plaintiffs challenge the characterization of the beneficial interests in the MVCD trust that are sold to customers as real estate interests under Florida law. They also challenge the structure of the trust and associated operational aspects of the trust product. The relief sought includes, among other things, declaratory relief, an unwinding of the MVCD product, and punitive damages. In September 2016, we filed a motion to dismiss the complaint and a motion to stay the case pending referral of certain questions to Florida state regulators, and the Court granted the motion to dismiss and denied the motion to stay. The Court granted leave to plaintiffs to file an amended complaint, which plaintiffs filed in October 2017. In November 2017, we filed a motion to dismiss the amended complaint, which remains pending. We dispute the plaintiffs’ material allegations and continue to defend against the action vigorously. Given the early stages of the action and the inherent uncertainties of litigation, we cannot estimate a range of the potential liability, if any, at this time.
Other
In September 2017, over 20 of our properties were impacted by Hurricane Irma and Hurricane Maria and, as a result, as of December 31, 2017, we have accrued $1 million for the estimated property damage insurance deductibles and impairment of property and equipment, which was recorded in the Gains and other income, net line on the Income Statement for the year ended December 31, 2017.
During 2016, our properties in Hilton Head and Myrtle Beach, South Carolina were temporarily closed as a result of damage from Hurricane Matthew. In the 2017 third quarter, we received $9 million in net insurance proceeds related to the settlement of business interruption insurance claims arising from Hurricane Matthew, which were recorded in the Gains and other income line on the Income Statement for the year ended December 31, 2017.
Leases
We have various land, corporate facilities, real estate and equipment operating leases. The land lease consists of a long-term golf course land lease with a term of 30 years. The corporate facilities leases are for our corporate headquarters and have lease terms of approximately six years. The other operating leases are primarily for office and retail space as well as equipment supporting our operations and have lease terms of between three and ten years. Certain of these leases provide for minimum rental payments and additional rental payments based on our operations of the leased property. We have summarized our future obligations under operating leases at December 31, 2017 below:

($ in millions)	Land Lease	Corporate Facilities Leases	Other Operating Leases	Total
2018	$1	$3	$13	$17
2019	1	4	10	15
2020	1	4	8	13
2021	1	3	5	9
2022	1	—	6	7
Thereafter	7	—	28	35
Total minimum lease payments	$12	$14	$70	$96

The following table details the composition of rent expense associated with operating leases, net of sublease income, for the last three years:

($ in millions)	2017	2016	2015
Minimum rentals	$9	$8	$9
Additional rentals	4	4	4
	$13	$12	$13